UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2010

CORN PRODUCTS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13397	22-3514823
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois	60154-5749
(Address of Principal Executive Offices)	(Zip Code)

(708) 551-2600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into Material Definitive Agreement.

On June 19, 2010, Corn Products International, Inc. (“Corn Products” or the “Company”) entered into an International Share and Business Sale Agreement (the “Sale Agreement”) with Akzo Nobel N.V. (the “Seller”), pursuant to which Corn Products has agreed to purchase certain business entities and assets comprising the Seller’s specialty starches business, commonly known as “National Starch” (“National Starch”), for a purchase price of $1.3 billion in cash, subject to certain post-closing adjustments (the “Acquisition”).  The Acquisition has been approved by the respective boards of directors of Corn Products and the Seller, does not require approval by the stockholders of either Corn Products or the Seller and is expected to close during the third quarter of 2010.

The Sale Agreement contains customary representations, warranties and covenants by the Seller and Corn Products, and is subject to customary closing conditions, including the receipt of certain regulatory approvals, such as the expiration or earlier termination of the waiting period under the Hart-Scott-Rodino Act.  Corn Products’ obligation to close the Acquisition is not conditioned upon its ability to secure financing for the Acquisition.  The parties are obligated, subject to certain limitations, to indemnify each other under the Sale Agreement for breaches of warranties, nonfulfillment or breaches of covenants and agreements, and for certain third-party claims.  The Seller and Corn Products have agreed to enter into related transaction agreements at the closing, including a transition services agreement and an intellectual property license.

On June 19, 2010, in connection with the execution of the Sale Agreement, Corn Products has signed a commitment letter (the “Commitment Letter”) with JPMorgan Chase Bank, N.A. (“JPMCB”) and J.P. Morgan Securities Inc. (together with JPMCB, “J.P. Morgan”).  Under the Commitment Letter, JPMCB is authorized to act as administrative agent (the “Agent”), J.P. Morgan Securities Inc. is authorized to act as sole lead arranger and sole book runner.  The Commitment Letter provides that JPMCB will commit to provide an aggregate principal amount of $1.35 billion under a 364-day term loan credit facility (the “Bridge Facility”).  If the Bridge Facility is drawn, Corn Products would use the proceeds to finance the Acquisition and related acquisition expenses.  The commitment to provide the Bridge Facility is subject to certain conditions, including the absence of a Group Material Adverse Effect (as defined in the Sale Agreement), the negotiation of definitive documentation, pro forma compliance with the financial covenants contained in the definitive documentation and other customary closing conditions more fully set forth in the Commitment Letter.

Corn Products will pay certain customary fees and expenses in connection with obtaining the Bridge Facility, including an underwriting fee, which was paid by the Company following execution of the Commitment Letter.

J.P. Morgan is providing certain advisory services to Corn Products in connection with the Acquisition.

The foregoing summaries of the Sale Agreement and the Commitment Letter are qualified in their entirety by the terms and conditions of the Sale Agreement and the Commitment Letter, which are filed as Exhibits 2.1 and 10.1 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

The Sale Agreement has been included to provide investors and security holders with information regarding its terms.  The warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Sale Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Sale Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors should not rely on the warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of National Starch, the Seller or Corn Products or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the warranties and covenants may change after the date of the Sale Agreement, which subsequent information may or may not be fully reflected in public disclosures by Corn Products.

Item 7.01.  Regulation FD Disclosure

On June 21, 2010, Corn Products issued a press release announcing the execution of the Sale Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in, or incorporated into, this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Forward-Looking Statements

This filing contains or may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends these forward-looking statements to be covered by the safe harbor provisions for such statements.  These statements include, among other things, any predictions regarding the Company’s prospects or future financial condition, earnings, revenues, expenses or other financial items, any statements concerning the Company’s prospects or future operations, including management’s plans or strategies and objectives therefor, expectations regarding the proposed acquisition, including synergies, time of closing, accretion and credit ratings, and any assumptions, expectations or beliefs underlying the foregoing.  These statements can sometimes be identified by the use of forward looking words such as “may,” “should,” “will,” “anticipate,” “believe,” “plan,” “project,” “estimate,” “expect,” “intend,” “continue,” “pro forma,” “forecast” or other similar expressions or the negative thereof.  All statements other than statements of historical facts in this news release or referred to in this news release  are “forward-looking statements.”  These statements are based on current expectations, but are subject to certain inherent risks and uncertainties, many of which are difficult to predict and are beyond the control of the Company.  Although the Company believes the expectations reflected in these forward-looking statements are based on reasonable assumptions, securityholders are cautioned that no assurance can be given that these expectations will prove correct.  Actual results and developments may differ materially from the expectations expressed in or implied by these statements, based on various factors, including the effects of the global economic recession and its impact on sales volumes and pricing of our products, the Company’s ability to collect its receivables from customers and ability to raise funds at reasonable rates; fluctuations in worldwide markets for corn and other commodities, and the associated risks of hedging against such fluctuations; fluctuations in the markets and prices for co-products, particularly corn oil; fluctuations in aggregate industry supply and market demand; the behavior of financial markets, including foreign currency fluctuations and fluctuations in interest and exchange rates; continued volatility and turmoil in the capital markets; the commercial and consumer credit environment; general political, economic, business, market and weather conditions in the various geographic regions and countries in which the Company or National Starch manufactures and/or sells products; future financial performance of major industries served by the Company or National Starch, including, without limitation, the food and beverage, pharmaceuticals, paper, corrugated, textile and brewing industries; energy costs and availability, freight and shipping costs, changes in regulatory controls regarding quotas, tariffs, duties, taxes and income tax rates; operating difficulties; boiler reliability; the Company’s ability to effectively integrate acquired businesses; labor disputes; genetic and biotechnology issues; changing consumption preferences and trends; increased competitive and/or customer pressure in the corn-refining industry; and the outbreak or continuation of serious communicable disease or hostilities including acts of terrorism.  Factors relating to the proposed acquisition that could cause actual results and developments to differ from expectations include:  required regulatory approvals may not be obtained in a timely manner, if at all; the proposed acquisition may not be consummated in a timely manner or at all; the anticipated benefits of the proposed acquisition, including synergies, may not be realized; the integration of National Starch’s operations with those of Corn Products may be materially delayed or may be more costly or difficult than expected, and we may be unable to maintain our current credit ratings.  Forward-looking statements speak only as of the date on which they are made and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of the statement as a result of new information or future events or developments.  If the Company does update or correct one or more of these statements, investors and others should not conclude that it will make additional updates or corrections.  For a further description of these and other risks, see “Risk Factors” included in our Annual Report on Form 10-K for the year ended December 31, 2009 and subsequent reports on Forms 10-Q or 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Exhibit
2.1	International Share and Business Sale Agreement, dated as of June 19, 2010, between Akzo Nobel N.V. and Corn Products International, Inc.

10.1	Commitment Letter from JPMorgan Chase Bank, N.A. and J.P. Morgan Securities, dated June 19, 2010

99.1	Press Release dated June 21, 2010

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORN PRODUCTS INTERNATIONAL, INC.

Date: June 21, 2010	By:	/s/ Cheryl K. Beebe
Cheryl K. Beebe
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
2.1	International Share and Business Sale Agreement, dated as of June 19, 2010, between Akzo Nobel N.V. and Corn Products International, Inc.

10.1	Commitment Letter from JPMorgan Chase Bank, N.A. and J.P. Morgan Securities, dated June 19, 2010

99.1	Press Release dated June 21, 2010